Statement of Additional Information Supplement dated January 13, 2022
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for the Funds listed below:
Invesco Rochester Municipal Opportunities Fund
Invesco New Jersey Municipal Fund
This supplement amends the Statement of Additional Information for the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statement of Additional Information and retain it for future reference.
The information below replaces the ninth paragraph and the chart immediately following it in the subsection titled “Distribution Plans” under the section “DISTRIBUTION OF SECURITIES”. The annual rates below reflect those in effect since Fund inception on May 24, 2019:
Each Fund below, pursuant to its Compensation Plan, pays Invesco Distributors compensation at the annual rate, shown immediately below, of the Fund’s average daily net assets of its Class C shares.
Fund	Class C
Invesco AMT-Free Municipal Income Fund	1.00%
Invesco Environmental Focus Municipal Fund	1.00%
Invesco California Municipal Fund	1.00%
Invesco Limited Term California Municipal Fund	1.00%
Invesco New Jersey Municipal Fund	0.90%
Invesco Rochester® AMT-Free New York Municipal Fund	1.00%
Invesco Rochester® Limited Term New York Municipal Fund	1.00%
Invesco Rochester® Municipal Opportunities Fund	0.90%
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